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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C.   20549

                           ------------------------------

                                  FORM 8-K/A NO. 1

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF

                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    February 9, 1998
                                                 -------------------------------


                                  PREMIER PARKS INC.
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                (Exact name of registrant as specified in its charter)


   DELAWARE                          0-9789                    13-3995059
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(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


              11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OKLAHOMA 73131
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             (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (405) 475-2500
                                                   -----------------------------


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            (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets.

     On April 1, 1998, Premier Parks Inc. (the "Company" or the "Registrant") acquired all of the outstanding capital stock of Six Flags Entertainment Corporation ("SFEC") pursuant to an Agreement and Plan of Merger dated as of February 9, 1998. SFEC through its direct and indirect wholly-owned subsidiaries, operates 12 "Six Flags" branded theme parks in eight locations in
the United States.   The Company acquired by merger all of the capital stock of
SFEC from its current stockholders for approximately $1.9 billion, including the assumption of approximately $890 million of SFEC debt. The Company funded the acquisition with the proceeds of concurrent public offerings of over $1.3 billion in equity, including $994 million in common stock and $310 million in mandatorily convertible preferred stock, and approximately $1 billion in various note issues and bank facilities.

     As part of the transaction, the Company and certain affiliates of Time Warner Entertainment (one of the sellers) entered into a long-term licensing agreement that gives the Company the exclusive theme park rights in the United States and Canada to all of Warner Bros.' and DC Comics' animated cartoon and comic book characters, including Bugs Bunny, Daffy Duck, Tweety Bird, Yosemite Sam, Batman, Superman and others. During 1997, the Six Flags parks had a combined attendance of more than 22 million visitors.


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ITEM 7.  Financial Statements and Exhibits.

     *(a) Consolidated Financial Statements of Six Flags Entertainment Corporation at December 28, 1997 and December 29, 1996 and for the three years ended December 28, 1997, December 29, 1996 and December 31, 1995.

     *(b) Pro Forma Financial Statements of Premier Parks Inc. at December 31, 1996 and 1997, and for each of the years in the two-year period ended December 31, 1997.

      (c)   The following documents are filed herewith as exhibits to this Form
            8-K:

            **10(a) Agreement and Plan of Merger dated as of February 9, 1998, by and among the Registrant, certain wholly-owned subsidiaries of the Registrant, Six Flags Entertainment Corporation ("SFEC") and each of the holders of capital stock of SFEC.

            **10(b)   Press Release of the Registrant dated February 9, 1998.

              10(c)   Press Release of the Registrant dated April 1, 1998.


____________________

* Incorporated by reference from the Registrant's Registration Statement on Form S-3 (File No. 333-45859) declared effective on March 26. 1998.

**   Previously filed.


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                                      SIGNATURES
                                      ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 7, 1998

                                        PREMIER PARKS INC.


                                        By:  /s/ JAMES F. DANNHAUSER
                                           -------------------------------------
                                             James F. Dannhauser
                                             Chief Financial Officer


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                                    EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------

*10(a) Agreement and Plan of Merger dated as of February 9, 1998, by and among the Registrant, certain wholly-owned subsidiaries of the Registrant, Six Flags Entertainment Corporation ("SFEC") and each of the holders of capital stock of SFEC.

*10(b)         Press Release of the Registrant dated February 9, 1998.

 10(c)         Press Release of the Registrant dated April 1, 1998.


____________________

*    Previously filed.


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